                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  June 30, 2003


                               Emerson Radio Corp.
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               (Exact name of registrant as specified in charter)



   Delaware                       0-25226                       22-3285224
---------------              -----------------             -------------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey 07054
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
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            (Former Address, if changed since Last Report) (Zip Code)

ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

           On June 30, 2003, Emerson Radio Corp. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 relating to the filing of an extension for its annual report for the year ended March 31, 2003 on Form 10-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

           99.1  Press release dated June 30, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMERSON RADIO CORP.



                                   By:  /s/ KENNETH A. CORBY
                                        ----------------------------------------
                                          Name:  Kenneth A. Corby
                                          Title:  Executive Vice President
                                                  and Chief Financial Officer

Dated:  June 30, 2003


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